------------------------------------------------------------------------------
|   MORGAN STANLEY DEAN WITTER   |  [MORGAN STANLEY    |   September 7, 2000   |
|   Securitized Products Group   |  DEAN WITTER LOGO]  |                       |
 ------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                                   TERM SHEET

                           --------------------------

                    EXPECTED PRICING DATE: SEPTEMBER 14, 2000

                           --------------------------

                                  $557,621,000
                                  (APPROXIMATE)

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                  AS DEPOSITOR

                        PRINCIPAL LIFE INSURANCE COMPANY
                             AS MORTGAGE LOAN SELLER



                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

                           --------------------------

MORGAN STANLEY DEAN WITTER                                  GOLDMAN, SACHS & CO.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

TRANSACTION FEATURES
--------------------

>>  Seller:

   --------------------------------------------------------------------------
                                      NO. OF      CUT-OFF DATE       % OF
                                       LOANS         BALANCE         POOL
   --------------------------------------------------------------------------
   Principal Life Insurance Company     102       $597,985,115      100.0%
   --------------------------------------------------------------------------

>>  Loan Pool:
    o    Average Cut-off Date Balance: $5,862,599
    o    Largest loan by Cut-off Date Balance: $30,500,000 (5.1% of pool)
    o Five largest and ten largest loans (including crossed loans): 19.5% and 32.3% of pool, respectively

>>  Seasoning:
    o Weighted average seasoning of 45 months. The seasoning ranges from 9 to 144 months

>>  Credit Statistics:
    o Weighted average Debt Service Coverage Ratio of 1.50x at an actual constant of 9.61%
    o Weighted average Implied Debt Service Coverage Ratio of 1.74x at a constant of 9.00%
    o Weighted average Cut-off Date Loan-To-Value Ratio of 57.5%; weighted average Balloon Loan-To-Value Ratio of 21.6%
    o    Fully amortizing loans: 49.9%; Balloon loans: 50.1%

>>  Property Types:
    o Retail, industrial, office and other (leased fee) properties comprise 100.0% of pool

                                   [PIE CHART]

                            Other                2.9%
                            Office              25.0%
                            Industrial          27.0%
                            Retail              45.1%
                            (Anchored Retail 38.9%/
                            Single Tenant Retail 6.2%)

>>  Call Protection:
    o    Lockout and/or yield maintenance: 100.0%

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly Certificateholder Reports available from the trustee in addition to detailed payment and delinquency information. Information provided by the trustee is expected to be available at www.lnbabs.com. Updated property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the master servicer

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG

                                       T-2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

OFFERED CERTIFICATES
--------------------

---------------------------------------------------------------------------------------------------------------------------------
                  INITIAL                                                                       EXPECTED FINAL          INITIAL
                CERTIFICATE      SUBORDINATION        RATINGS          AVERAGE    PRINCIPAL      DISTRIBUTION        PASS-THROUGH
  CLASS          BALANCE(1)          LEVELS        (S&P/MOODY'S)       LIFE(2)   WINDOW(2)(3)       DATE(2)             RATE(4)
---------------------------------------------------------------------------------------------------------------------------------
A-1(6)          $56,100,000          13.00%           AAA/Aaa            2.99        1-67           4/23/06             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
A-2(6)         $160,600,000          13.00%           AAA/Aaa            5.69       1-104           5/23/09             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
A-3(6)         $104,500,000          13.00%           AAA/Aaa            7.14       67-104          5/23/09             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
A-4(6)         $199,047,000          13.00%           AAA/Aaa           10.66      104-172          1/23/15             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
B               $17,939,000          10.00%            AA/Aa2           14.76      172-183         12/23/15             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
C               $19,435,000           6.75%             A/A3            15.84      183-198          3/23/17             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)
------------------------

---------------------------------------------------------------------------------------------------------------------------------
            INITIAL AGGREGATE
               CERTIFICATE                                                                     EXPECTED FINAL         INITIAL
               BALANCE OR        SUBORDINATION       RATINGS        AVERAGE      PRINCIPAL      DISTRIBUTION       PASS-THROUGH
  CLASS    NOTIONAL AMOUNT(1)       LEVELS        (S&P/MOODY'S)     LIFE(2)     WINDOW(2)(3)      DATE(2)             RATE(4)
---------------------------------------------------------------------------------------------------------------------------------
D              $10,464,000            5.00%          BBB/Baa2          16.95      198-207         12/23/17             TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
E               $4,485,000            4.25%         BBB-/Baa3          17.24      207-207         12/23/17            TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
F-M            $25,415,115             ---             ---              ---         ---             ---               TBD(5)
---------------------------------------------------------------------------------------------------------------------------------
X             $597,985,115(8)          ---           AAA/Aaa            ---         ---           7/23/23           Variable(9)
---------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)  As of September 1, 2000. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2) Based on the Structuring Assumptions described in the Prospectus Supplement (including a settlement date of September 26, 2000) and assuming 0% CPR.

         (3) Principal window is the period (expressed in terms of months and commencing in October 2000) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Structuring Assumptions, assuming 0% CPR.

         (4) The Class A-1, A-2, A-3, A-4, F, G, H, J, K, L and M Certificates will accrue interest at a fixed rate. The Class B, C, D, E and X Certificates will accrue interest at a variable rate.

         (5) The Pass-Through Rates on the Class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L and M Certificates will be determined at pricing.

         (6) The final Certificate Balance of the Class A-1, A-2, A-3 and A-4 Certificates offered will be determined by relative demand for each such Class.

         (7) Certificates are not offered hereby and are to be placed privately pursuant to Rule 144A.

         (8) Class X Notional Amount is equal to the sum of all Principal Balance Certificates outstanding from time to time.

         (9) The Pass-Through Rate on the Class X Certificates on each Distribution Date will equal, in general, the Weighted Average Net Mortgage Rate ("NWAC") minus the weighted average of the Pass-Through Rates of the Classes of Certificates that have principal amounts.

                                       T-3

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

I.  ISSUE CHARACTERISTICS
    ---------------------

    Issue Type:              Public: Class A-1, A-2, A-3, A-4, B and C (the
                             "Offered Certificates")

                             Private (Rule 144A): Class X, D, E, F, G, H, J, K, L and M

    Securities               Offered: $557,621,000 monthly pay, multi-class,
                             sequential pay commercial mortgage REMIC
                             Pass-Through Certificates, including four fixed-rate principal and interest classes (A-1, A-2, A-3 and A-4) and two variable-rate principal and interest classes (B and C)

    Collateral:              The collateral consists of a $597,985,115 pool of
                             102 fixed-rate, seasoned commercial Mortgage Loans

    Seller:                  Principal Life Insurance Company

    Lead Manager:            Morgan Stanley & Co. Incorporated

    Co-Manager:              Goldman, Sachs & Co.

    Master Servicer:         Wells Fargo Bank, National Association

    Primary Servicer:        Principal Capital Management, LLC

    Special Servicer:        Principal Capital Management, LLC

    Trustee/Fiscal Agent:    LaSalle Bank National Association/ABN AMRO Bank
                             N.V.

    Pricing Date:            On or about September 14, 2000

    Closing Date:            On or about September 26, 2000

    Distribution Dates:      The 23rd of each month, commencing October 23, 2000

    Cut-off Date:            September 1, 2000 for any Mortgage Loan that has a
                             due date on the first day of each month. The
                             Cut-off date for any Mortgage Loan that has a due date on a date other than the first day of each month shall be deemed to be September 1, 2000. For purposes of the information contained in this Term
                             Sheet we present those loans as if their scheduled payments due in September 2000 were due on September 1, 2000, not the actual day which such scheduled payments were due.

    Minimum Denominations:   $25,000 for Class A Certificates; $100,000 for all
                             other Certificates (other than the Class R
                             Certificates)

    Settlement Terms:        DTC, Euroclear and Clearstream, same day funds,
                             with accrued interest

    Legal/Regulatory Status: Class A-1, A-2, A-3 and A-4 Certificates are
                             expected to be eligible for exemptive relief under ERISA. The Class A-1, A-2, A-3, A-4 and B Certificates are SMMEA eligible

    Risk Factors:            THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY
                             NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                             FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                             THE "RISK FACTORS" SECTION OF THE PROSPECTUS

                                       T-4

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3 and A-4 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B and C Certificates are variable rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.











                                   [BAR GRAPH]









Notes:   (1)  Class X is entitled to interest (on a notional amount equal to the aggregate pool balance) at the weighted average Class X Strip
              Rates for the respective classes of Principal Balance
              Certificates. The Class X Strip Rate for each such class for any Distribution Date is equal to the NWAC minus the Pass-Through Rate for such class and such Distribution Date.
         (2)  To be offered privately pursuant to Rule 144A.
         (3)  The final Certificate Balance of the Class A-1, A-2, A-3 and A-4
              Certificates offered will be determined by relative demand for each such Class.

                                       T-5

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN












                                   [BAR GRAPH]













Notes:   (1)  The Class A-1, A-2, A-3, A-4 and X Certificates will be paid interest on a pro rata basis.
         (2)  The above analysis is based on the Structuring Assumptions and a
              0% CPR as described in the Prospectus Supplement.

                                       T-6

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

Interest Distributions:    Each Class of Certificates (other than the Class R-I
                           and Class R-II Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate
                           Balance of such Class, as applicable.

Principal Distributions:   Principal will be distributed on each Distribution
                           Date, together to the Class A-1 and A-3 Certificates, and to the Class A-2 Certificates, pro rata. The pro rata principal distribution to the Class A-1 and A-3
                           Certificates (determined in the preceding sentence) will be paid entirely to the Class A-1 Certificates until reduced to zero and then entirely to the Class
                           A-3 Certificates until reduced to zero. The Class A-4 certificates will be distributed principal once the Class A-1, A-2 and A-3 Certificate Balances have been reduced to zero. Each remaining Class of Principal
                           Balance Certificates will be paid in sequential order. If, due to losses, the Certificate Balances of the Class B through Class M Certificates are reduced to zero or Appraisal Reductions exceed the aggregate
                           Certificate Balance of the Subordinate Certificates, payments of principal to the Class A-1, A-2, A-3 and A-4 Certificates will be made on a pro rata basis.

                                       T-7

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

Yield Maintenance
Allocation:           Any yield maintenance collected with respect to a Mortgage
                      Loan during any particular Collection Period will be distributed to the holders of each Class of Principal
                      Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such distribution date (allocable on a pro rata basis based on principal payments if there is more than one
                      Class of Principal Balance Certificates entitled to a distribution of principal) in an amount equal to the lesser of (a) such yield maintenance payment and (b) the yield maintenance payment multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to the most senior of such Classes of Principal Balance Certificates then outstanding
                      (or, in the case of four Classes of Class A Certificates, the one with the earlier payment priority), over the relevant Discount Rate (as defined in the Prospectus
                      Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                      The portion, if any, of the yield maintenance remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X Certificates. For the purposes of the foregoing, the Class E Certificates and below are the excluded classes.

                      The following is an example of the yield maintenance allocation under (b) above based on the information contained herein and the following assumptions:

                      o  Two Classes of Certificates:  Class A-1 and X
                      o The characteristics of the Mortgage Loan being prepaid are as follows:
                         -  Loan Balance:  $10,000,000
                         -  Mortgage Rate:  8.00%
                         -  Maturity Date:  10 years (September 1, 2010)
                      o  The Discount Rate is equal to 5.75%
                      o  The Class A-1 Pass-Through Rate is equal to 7.00%

                                                 CLASS A-1        CLASS X
                  METHOD                       CERTIFICATES     CERTIFICATES
---------------------------------------------  -------------  ----------------

(Class A-1 Pass Through Rate - Discount Rate)  (7.00%-5.75%)  (100.00%-55.56%)
---------------------------------------------  -------------
       (Mortgage Rate - Discount Rate)         (8.00%-5.75%)

                                               -------------  ----------------
Yield Maintenance Allocation                      55.56%           44.44%

Credit Enhancement:   Each Class of Certificates (other than Classes A-1, A-2,
                      A-3, A-4 and X) will be subordinate to all other Classes with an earlier alphabetical Class designation.

Advancing:            The master servicer, the trustee and the fiscal agent (in
                      that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

                                       T-8

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

Special Advancing:    Payments on 31 of the mortgage loans, after expiration of
                      grace periods, are due after the Determination Date in each month. The master servicer will advance the scheduled payment for each of those loans on the Master Servicer
                      Remittance Date, but only to the extent deemed recoverable; however, the master servicer will not be entitled to receive interest on any such advance until the related payment is delinquent.


Realized Losses and
Expense Losses:       Realized Losses and Expense Losses, if any, will be
                      allocated to Class M, Class L, Class K, Class J, Class H,
                      Class G, Class F, Class E, Class D, Class C and Class B
                      Certificates, in that order, and then pro rata to Classes
                      A-1, A-2, A-3 and A-4 and, with respect to losses allocated to interest, Class X Certificates, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Prepayment Interest
Shortfalls:           For any Distribution Date, any Net Aggregate Prepayment
                      Interest Shortfall not offset by the Master Servicing Fee will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

Appraisal Reductions: An appraisal reduction generally will be created in the amount, if any, by which the Principal Balance of a Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property ("Appraisal Reduction Amount"). The Appraisal Reduction Amount will reduce proportionately the amount of advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                      An Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

Operating Adviser:    The Operating Adviser, which may be appointed by the
                      Controlling Class, will have the right to receive notice from the special servicer with respect to certain actions regarding Specially Serviced Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral.

Controlling Class:    The Controlling Class will generally be the most
                      subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance
                      Certificates.

                                       T-9

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

Special Servicer:     In general, the special servicer has the right to modify
                      the terms of a Specially Serviced Mortgage Loan if it determines that such modification would increase the net present value of the proceeds to the Trust, provided that the special servicer generally may not (i) extend the maturity date of a Mortgage Loan beyond two years prior to the Final Rated Distribution Date or (ii) if the Specially
                      Serviced Mortgage Loan is secured by a ground lease, extend the maturity date beyond a date which is twenty
                      (20) years prior to the expiration of the ground lease.

Optional Termination: The seller, the special servicer, the Primary Servicer, the master servicer, the depositor, and the holder of the majority interest in the Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part, the Mortgage Loans and any other property remaining in the Trust Fund on any Distribution Date on or after the Distribution Date on which the aggregate Certificate Balance of all Classes of Principal Balance Certificates then outstanding is less than or equal to 1% of the Initial Pool Balance. The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the Mortgage Loans, other than any Mortgage Loans as to which the master servicer has determined that all payments or recoveries with respect thereto have been made, plus accrued and unpaid interest at the Mortgage Rate - or the Mortgage Rates less the Master Servicing Fee Rate if the master servicer is the purchaser - to the Due Date for each Mortgage Loan ending in the Collection Period with respect to which such purchase occurs, plus un-reimbursed Advances, with interest thereon at the Advance Rate and the fair market value of any other property remaining in the Trust Fund.

Reports to
Certificateholders:   The trustee will prepare and deliver monthly
                      Certificateholder Reports. The special servicer will prepare and deliver to the trustee a monthly Special
                      Servicer Report summarizing the status of each Specially
                      Serviced Mortgage Loan. The master servicer and the special servicer will prepare and deliver to the trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A report containing information regarding the Mortgage Loans is expected to be available electronically at www.lnbabs.com.

The foregoing terms and structural characteristics of the Certificates are in all respects subject to the more detailed description thereof in the Prospectus, Prospectus Supplement and Pooling and Servicing Agreement.

                                       T-10

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

III. SELLER        Principal Life Insurance Company ("Principal Life")
     ------        ---------------------------------------------------

                   The Mortgage Pool consists of 102 Mortgage Loans, which were originated and underwritten by Principal Life and/or its affiliates.

                   Principal Life had 1999 statutory assets of $76 billion. Principal Life and its affiliates have been originating commercial mortgages since the 1950s and currently have over $20 billion in commercial real estate debt and equity assets under management. Principal Life is the flagship and largest member of Principal Financial Group, a diversified family of companies offering a wide range of financial products and services for businesses, groups and individuals. The Principal Financial Group currently has more than $117 billion in assets under management. Principal Life is headquartered at 801 Grand Street, in Des Moines, Iowa 50392. Principal Life's phone number is (515) 248-3944.


IV.  COLLATERAL DESCRIPTION
     ----------------------

     Summary: The Mortgage Pool consists of a $597,985,115 pool of 102 fixed-rate, seasoned mortgage loans secured by first liens on commercial properties located throughout 23 states. As of the Cut-off Date, the Mortgage Loans have a weighted average mortgage rate of 7.856% and a weighted average remaining term to maturity of 151 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.


V.   CERTAIN DEFINED TERMS
     ---------------------

                   DEBT SERVICE COVERAGE RATIO is calculated based on a loan's actual mortgage constant.

                   IMPLIED DEBT SERVICE COVERAGE RATIO is calculated based on an assumed mortgage loan constant of 9.0%. CUT-OFF DATE

                   LOAN-TO-VALUE RATIO(1) is calculated based upon a loan's underwritten net operating income, a capitalization rate determined by a third party market study or internal property valuation and the loan balance as of the Cut-off Date.

                   BALLOON LOAN-TO-VALUE RATIO(1) is calculated based upon a loan's underwritten net operating income, a capitalization rate determined by a third party market study or internal property valuation and the loan balance as of the loan's maturity date.

The foregoing terms are in all respects subject to the more detailed description thereof in the Prospectus Supplement.

Note:    (1)  One Mortgage Loan's Cut-off Date Loan-To-Value Ratio and Balloon
              Loan-To-Value Ratio is calculated based on the estimate of value from a third party appraisal.

                                       T-11

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

                                   TEN LARGEST LOANS
                                   -----------------


                                                                   PROPERTY   CUT-OFF DATE
LOAN NO.          PROPERTY NAME                  CITY       STATE    TYPE        BALANCE
--------          -------------                  ----       -----    ----        -------
   1      Lighton Plaza Tower, I, & II    Overland Park      KS     Office     $30,500,000
   2      Woodmen Retail                  Colorado Springs   CO     Retail     $23,662,833
   3      7799 Leesburg Pike              McLean             VA     Office     $23,601,958
   4      Liberty Square Shopping Center  Burlington         NJ     Retail     $20,184,323
   5      1860-2159 Landings Drive        Mountain View      CA     Office     $18,675,046

   6      3555 Monte Villa Parkway(1)     Bothell            WA     Office      $5,542,604
          14520 NE 87th Street(1)         Redmond            WA     Office      $3,876,893
          26755 SW 95th Avenue(1)         Wilsonville        OR   Industrial    $3,093,689
          14500 NE 87th Street(1)         Redmond            WA     Office      $3,038,177
          14560 NE 87th Street(1)         Redmond            WA     Office      $2,335,814
                                                                               ----------
                                SUBTOTAL                                       $17,887,177

   7      Sun Center Phase I              Columbus           OH     Retail     $16,410,896
   8      North Point Village Center      Reston             VA     Retail     $15,203,993
   9      461 Fifth Avenue                New York           NY     Other      $15,000,000
   10     Bird Ludlam Shopping Center     South Miami        FL     Retail     $11,974,433


                                                      CUT-OFF
          SQUARE    LOAN PER    ACTUAL     IMPLIED     DATE       BALLOON
LOAN NO.   FEET        SF        DSCR       DSCR        LTV         LTV
--------   ----        --        ----       ----        ---         ---
   1      475,804     $64.10     2.22       1.78       45.7%       43.2%
   2      284,427     $83.19     1.49       1.33       70.6%       61.4%
   3      354,018     $66.67     2.07       2.23       35.9%       28.3%
   4      346,338     $58.28     1.26       1.35       71.6%       28.7%
   5      238,551     $78.29     2.37       2.72       33.9%        0.3%(2)

   6       78,000     $71.06     1.16       1.88       46.0%        0.6%(2)
           59,565     $65.09     1.16       1.88       46.0%        0.6%(2)
          165,810     $18.66     1.16       1.88       46.0%        0.6%(2)
           60,000     $50.64     1.16       1.88       46.0%        0.6%(2)
           35,760     $65.32     1.16       1.88       46.0%        0.6%(2)



   7      216,470     $75.81     1.24       1.42       71.0%       49.4%
   8      131,504    $115.62     1.44       1.85       50.8%        0.5%(2)
   9      201,152     $74.57     1.81       1.52       61.9%       61.9%
   10     192,282     $62.28     1.57       2.01       49.5%        0.5%(2)

Note: (1)  These loans are cross-collateralized and cross-defaulted.
      (2)  Loans with less than one percent Balloon LTV are fully amortizing.

                                       T-12

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

                            GEOGRAPHIC DISTRIBUTION
                            -----------------------

                                  [MAP OF U.S.]

                              WA             3.8%
                              OR             1.2%
                              Northern CA   15.9%
                              Southern CA    8.7%
                              AZ             0.4%
                              CO             4.0%
                              KS             5.1%
                              TX             7.5%
                              MN             1.3%
                              IA             0.9%
                              MO             0.7%
                              IN             0.4%
                              TN             0.5%
                              OH             6.0%
                              NY             2.9%
                              PA             0.8%
                              VA             9.1%
                              NC             3.5%
                              GA             5.3%
                              FL             7.7%
                              MA             1.3%
                              CT             1.9%
                              NJ             8.7%
                              MD             2.4%

                                       T-13

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

CUT-OFF DATE
BALANCE ($)
--------------------------------------------------------------
                             NO. OF     AGGREGATE
                            MORTGAGE   CUT-OFF DATE    % OF
                             LOANS      BALANCE ($)    POOL
--------------------------------------------------------------
1,000,001 - 2,000,000           1        1,998,635      0.33
2,000,001 - 3,000,000          25       64,523,137     10.79
3,000,001 - 4,000,000          21       74,212,769     12.41
4,000,001 - 5,000,000          18       79,087,921     13.23
5,000,001 - 6,000,000           8       42,964,212      7.18
6,000,001 - 7,000,000           5       31,898,243      5.33
7,000,001 - 8,000,000           8       60,633,388     10.14
8,000,001 - 9,000,000           2       17,011,257      2.84
9,000,001 - 10,000,000          2       19,019,803      3.18
10,000,001 - 15,000,000         5       58,396,700      9.77
15,000,001 - 20,000,000         3       50,289,936      8.41
20,000,001 - 25,000,000         3       67,449,115     11.28
25,000,001 >=                    1       30,500,000      5.10
--------------------------------------------------------------
TOTAL:                        102      597,985,115    100.00
--------------------------------------------------------------
Min: 1,998,635    Max: 30,500,000      Average: 5,862,599
--------------------------------------------------------------

STATE
-------------------------------------------------------------
                                        AGGREGATE
                             NO. OF      CUT-OFF
                            MORTGAGE      DATE          % OF
                             LOANS     BALANCE ($)      POOL
-------------------------------------------------------------
California                     26      147,287,221      24.63
Virginia                        6       54,293,690       9.08
New Jersey                      9       51,840,182       8.67
Florida                         9       45,850,005       7.67
Texas                           9       45,128,538       7.55
Ohio                            4       36,150,118       6.05
Georgia                         9       31,537,703       5.27
Kansas                          1       30,500,000       5.10
Colorado                        1       23,662,833       3.96
Washington                      6       22,629,089       3.78
Other                          22      109,105,736      18.25
-------------------------------------------------------------
 TOTAL:                       102     $597,985,115     100.00
-------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------
                                         AGGREGATE
                             NO. OF       CUT-OFF
                            MORTGAGE       DATE         % OF
                             LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Retail                         45       269,496,465     45.07
Industrial                     36       161,606,800     27.03
Office                         19       149,415,566     24.99
Other                           2        17,466,284      2.92
--------------------------------------------------------------
TOTAL:                        102       597,985,115    100.00
--------------------------------------------------------------

SEASONING (MOS)
-------------------------------------------------------------
                            NUMBER       AGGREGATE
                              OF          CURRENT       % OF
                            LOANS         BALANCE       POOL
-------------------------------------------------------------
1-12                            2        13,105,024      2.19
13-24                          16        98,085,710     16.40
25-36                          14       118,477,322     19.81
37-48                          31       191,053,646     31.95
49-60                          14        67,593,764     11.30
61-84                          19        82,083,088     13.73
85-120                          2        12,007,206      2.01
121-180                         4        15,579,357      2.61
-------------------------------------------------------------
TOTAL:                        102       597,985,115    100.00
-------------------------------------------------------------
  Min:  9                      Max:  144        Wtd Avg: 45
-------------------------------------------------------------



MORTGAGE RATE (%)
------------------------------------------------------------
                      NO. OF       AGGREGATE
                     MORTGAGE    CUT-OFF DATE      %OF
                       LOANS      BALANCE ($)      POOL
------------------------------------------------------------
6.501 - 7.000            4          34,325,462     5.74
7.001 - 7.500           24         158,565,706    26.52
7.501 - 8.000           36         217,065,543    36.30
8.001 - 8.500           24         126,961,794    21.23
8.501 - 9.000           10          41,562,686     6.95
9.001 - 9.500            1           3,253,507     0.54
9.501 - 10.000           2          10,149,739     1.70
10.001 - 10.500          1           6,100,679     1.02
------------------------------------------------------------
TOTAL:                 102         597,985,115   100.00
------------------------------------------------------------
  Min:  6.8       Max:  10.250         Wtd Avg:  7.856
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                       NO. OF       AGGREGATE
                      MORTGAGE    CUT-OFF DATE     % OF
                       LOANS       BALANCE ($)     POOL
------------------------------------------------------------
61 - 120                 18       158,083,884      26.44
121 - 180                26       131,147,524      21.93
181 - 240                47       237,353,354      39.69
241 - 300                11        71,400,353      11.94
------------------------------------------------------------
TOTAL:                  102       597,985,115     100.00
------------------------------------------------------------
  Min:  105       Max:  300            Wtd Avg:  195
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                      NO. OF        AGGREGATE
                     MORTGAGE     CUT-OFF DATE     % OF
                      LOANS        BALANCE ($)     POOL
------------------------------------------------------------
61 - 120                31        235,418,834      39.37
121 - 180               34        144,801,599      24.21
181 - 240               30        177,691,306      29.72
241 - 300                7         40,073,376       6.70
------------------------------------------------------------
TOTAL:                 102        597,985,115     100.00
------------------------------------------------------------
  Min:  68        Max:  274           Wtd Avg:  151
------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (x)
------------------------------------------------------------
                      NO. OF        AGGREGATE
                     MORTGAGE     CUT-OFF DATE     % OF
                       LOANS       BALANCE ($)     POOL
------------------------------------------------------------
1.01 - 1.15             11          48,371,691     8.09
1.16 - 1.25             28         148,006,568    24.75
1.26 - 1.35             20         102,748,665    17.18
1.36 - 1.50             15         106,799,785    17.86
1.51 - 1.75              9          52,564,067     8.79
1.76 - 2.00             11          51,168,204     8.56
2.01 >=                  8          88,326,136    14.77
------------------------------------------------------------
 TOTAL:                102         597,985,115   100.00
------------------------------------------------------------
  Min:  1.02      Max:  4.05          Wtd Avg: 1.50
------------------------------------------------------------

IMPLIED DEBT SERVICE COVERAGE RATIO (x)
---------------------------------------------------------
                 NO. OF          AGGREGATE
                MORTGAGE          CURRENT        % OF
                 LOANS          BALANCE ($)      POOL
---------------------------------------------------------
1.16 -1.25           5          33,066,859         5.53
1.26 - 1.35          6          66,954,096        11.20
1.36 - 1.50         25         136,136,256        22.77
1.51 - 1.75         24         123,847,832        20.71
1.76 - 2.00         22         121,333,744        20.29
2.01 >=             20         116,646,329        19.51
---------------------------------------------------------
TOTAL:             102         597,985,115       100.00
---------------------------------------------------------
  Min:  1.18     Max:  5.12             Wtd Avg:  1.74
---------------------------------------------------------
*AT A 9% CONSTANT



CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------
                  NO. OF       AGGREGATE
                 MORTGAGE    CUT-OFF DATE       %OF
                  LOANS       BALANCE ($)      POOL
---------------------------------------------------------
10.1 - 20.0          1          2,509,337       0.42
20.1 - 30.0          2          5,551,887       0.93
30.1 - 40.0          9         68,184,915      11.40
40.1 - 50.0         20        111,906,258      18.71
50.1 - 60.0         24        106,499,981      17.81
60.1 - 70.0         27        148,320,924      24.80
70.1 - 80.0         18        150,982,436      25.25
80.1 - 90.0          1          4,029,378       0.67
---------------------------------------------------------
TOTAL:               102      597,985,115     100.00
---------------------------------------------------------
  Min:  18.6      Max: 80.6         Wtd Avg: 57.5
---------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------
                 NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE      % OF
                  LOANS     BALANCE ($)       POOL
---------------------------------------------------------
=< 0.0               1      8,093,312         1.35
0.1 - 10.0          65    297,197,199        49.70
10.1 - 20.0          4     19,019,665         3.18
20.1 - 30.0          5     54,443,957         9.10
30.1 - 40.0          9     44,703,117         7.48
40.1 - 50.0          6     68,428,435        11.44
50.1 - 60.0          6     37,311,924         6.24
60.1 - 70.0          6     68,787,505        11.50
---------------------------------------------------------
 TOTAL:             102    597,985,115       100.00
---------------------------------------------------------
  Min: 0.0        Max: 64.1           Wtd Avg:  21.6
---------------------------------------------------------

ALL NUMERICAL INFORMATION CONCERNING THE MORTGAGE LOANS IS APPROXIMATE. ALL WEIGHTED AVERAGE INFORMATION REGARDING THE MORTGAGE LOANS REFLECTS THE WEIGHTING OF THE MORTGAGE LOANS BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES AS OF THE CUT-OFF DATE. GENERALLY, FOR THE PURPOSES OF THE PRESENTATION OF MORTGAGE POOL INFORMATION, CROSS-COLLATERALIZED AND CROSS-DEFAULTED LOANS ARE CALCULATED ON A COMBINED BASIS.

                                       T-14

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $557,621,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2000-PRIN

PERCENTAGE OF MORTGAGE POOL BALANCE BY PREPAYMENT RESTRICTION (%)
----------------------------------------------------------------------------------------------------------------------------------
   PREPAYMENT RESTRICTIONS         SEP 00           SEP 01           SEP 02           SEP 03           SEP 04           SEP 05
----------------------------------------------------------------------------------------------------------------------------------
Locked Out                          11.36%            9.50%            8.66%            8.75%            3.81%            3.82%
Yield Maintenance Total             88.64%           90.50%           91.34%           91.25%           96.19%           96.18%
Penalty Points:
    5.00% and greater                0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
    4.00%  to 4.99%                  0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
    3.00%  to 3.99%                  0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
    2.00%  to 2.99%                  0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
    1.00%  to 1.99%                  0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      597,985,115.14   581,280,737.04   562,996,122.08   543,096,011.17   521,548,562.67   498,216,401.86
% of Initial Pool Balance          100.00%           97.21%           94.15%           90.82%           87.22%           83.32%
----------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF MORTGAGE POOL BALANCE BY PREPAYMENT RESTRICTION (%) - CONTINUED
-----------------------------------------------------------------------------------------------------------------
   PREPAYMENT RESTRICTIONS         SEP 06           SEP 07           SEP 08            SEP 09          SEP 10
-----------------------------------------------------------------------------------------------------------------
Locked Out                           3.99%            1.07%            1.09%            1.49%            1.62%
Yield Maintenance Total             96.01%           98.93%           98.91%           98.51%           98.38%
Penalty Points:
    5.00% and greater                0.00%            0.00%            0.00%            0.00%            0.00%
    4.00%  to 4.99%                  0.00%            0.00%            0.00%            0.00%            0.00%
    3.00%  to 3.99%                  0.00%            0.00%            0.00%            0.00%            0.00%
    2.00%  to 2.99%                  0.00%            0.00%            0.00%            0.00%            0.00%
    1.00%  to 1.99%                  0.00%            0.00%            0.00%            0.00%            0.00%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%
-----------------------------------------------------------------------------------------------------------------
TOTAL                              100.00%          100.00%          100.00%          100.00%          100.00%
-----------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      453,547,318.73   378,479,466.92   342,697,900.04   228,159,335.30   187,864,249.88
% of Initial Pool Balance           75.85%           63.29%           57.31%           38.15%           31.42%
-----------------------------------------------------------------------------------------------------------------

Notes:   (1)  The above analysis is based on Structuring Assumptions and a 0%
              CPR as discussed in the Prospectus Supplement.
         (2)  See Footnote No. 16 in Appendix II for a description of the yield maintenance.

                                       T-15

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International Ltd. or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

-------------------     -----------------------------------------------------------------------------------------------------------
MSDWCI 2000-PRIN        THE TRANSACTION
                        -----------------------------------------------------------------------------------------------------------

                          Single Tenant Concentrations

                        -----------------------------------------------------------------------------------------------------------
PROPERTY                                                      RATINGS (1)  CUT-OFF DATE  ASSUMED       CUT-OFF DATE  BALLOON   %
TYPE         TENANT                                    STATE  MOODY'S/S&P   BALANCE ($)   DSCR    DSCR    LTV (%)    LTV (%)  POOL
-----------------------------------------------------------------------------------------------------------------------------------
Industrial   General Mills, Inc.                        CA       A2/A-      10,992,190    1.55    1.06    61.4       33.3     1.84
             Schmalbach-Lubeca                          CA        -/-       10,303,525    1.18    1.21    79.3       64.1     1.72
             Viad Corporation                           CA      Baa2/BBB     7,947,843    1.25    1.20    75.7        0.6     1.33
             Room & Board, Inc.                         MN        -/-        7,945,688    1.38    1.42    76.4       61.3     1.33
             Sherwin Williams Co                        TX        A2/A       7,368,502    1.88    1.59    49.8        0.4     1.23
             PacifiCare                                 CA      Ba1/BB+      7,082,284    1.39    1.28    62.7        0.5     1.18
             Ventura Foods - Specialty Products         CA        -/-        6,956,551    1.20    1.23    77.3       62.5     1.16
             Etienne Aigner Corp                        NJ        -/-        6,461,697    1.56    1.44    60.7       51.7     1.08
             Sohnen Enterprises                         CA        -/-        4,918,908    1.20    1.24    79.3       63.7     0.82
             Falcon Products                            CA        -/-        4,278,050    1.40    1.25    67.9        0.6     0.72
             The Bombay Company, Inc.                   TX        -/-        3,913,233    1.63    1.08    54.4        0.6     0.65
             Schucks (CSK Auto, Inc.)                   WA      Ba3/BB-      3,712,876    1.67    1.50    53.8       35.9     0.62
             Iron Mountain                              CA        B2/B       3,586,980    1.59    1.24    62.9        0.6     0.60
             Linden Warehouse & Distribution Co., Inc.  NJ        -/-        3,339,464    1.36    1.10    71.1       32.6     0.56
-----------------------------------------------------------------------------------------------------------------------------------
             Hollywood Entertainment                    OR       B3/B-       3,093,689    1.88    1.16    46.0        0.6     0.52
-----------------------------------------------------------------------------------------------------------------------------------
             Sprint Spectrum Holding Co.                TX     Baa2/BBB+     2,973,808    2.08    1.38    41.3        0.5     0.50
             Daryl Flood Warehouse & Movers, Inc.       TX        -/-        2,723,248    1.64    1.08    55.6        0.6     0.46
             R. Torre & Company                         CA        -/-        2,101,638    1.50    1.02    55.3        0.6     0.35
             Veeco Services                             NJ        -/-        1,998,635    2.80    1.90    30.5        0.3     0.33
===================================================================================================================================
             INDUSTRIAL TOTAL                                             $101,698,809    1.50x   1.27x   64.8%      28.2%   17.01%
===================================================================================================================================
Office       AT&T Wireless                              WA     A1/AA-(2)     5,542,604    1.88    1.16    46.0        0.6     0.93
-----------------------------------------------------------------------------------------------------------------------------------
             AT&T Wireless                              WA     A1/AA-(2)     3,876,893    1.88    1.16    46.0        0.6     0.65
-----------------------------------------------------------------------------------------------------------------------------------
             AT&T Wireless                              WA     A1/AA-(2)     2,335,814    1.88    1.16    46.0        0.6     0.39
-----------------------------------------------------------------------------------------------------------------------------------
             G.T.E. Products Corp.                      CA        -/-        7,464,080    1.83    1.19    51.5        0.6     1.25
             Viking Freight                             CA        -/-        5,338,761    1.58    1.23    55.3       30.8     0.89
             Candescent Technologies Corp.              CA        -/-        4,563,486    1.38    1.27    57.4       40.1     0.76
             ICG Services, Inc.                         CA       B3/B-       4,319,914    1.79    1.81    54.0       43.8     0.72
             Telocity, Inc.                             CA        -/-        4,100,034    3.09    2.69    30.1       21.6     0.69
             Wireless Inc.                              CA        -/-        3,875,980    2.06    1.89    46.1       32.3     0.65
-----------------------------------------------------------------------------------------------------------------------------------
             SeaMED Corp (AT&T sublease)                WA     A1/AA-(2)     3,038,177    1.88    1.16    46.0        0.6     0.51
-----------------------------------------------------------------------------------------------------------------------------------
             Kanisa, Inc.                               CA        -/-        2,913,868    1.98    1.81    40.9       28.6     0.49
===================================================================================================================================
             OFFICE TOTAL                                                 $ 47,369,611    1.91x   1.47x   48.1%      17.9%    7.92%
===================================================================================================================================
Retail       Stop & Shop Supermarket                    CT        -/-        9,163,808    1.49    1.42    61.9       16.1     1.53
             Kroger Company                             GA     Baa3/BBB-     2,965,684    1.81    1.32    57.0        6.2     0.50
             Kroger Company                             IN     Baa3/BBB-     2,352,449    1.45    1.20    67.2       30.1     0.39
             Kroger Company                             GA     Baa3/BBB-     2,056,427    1.91    1.23    52.7       19.5     0.34
             Lowes                                      OH        A2/A       5,619,323    1.44    1.17    67.3        0.6     0.94
             Lowe's Companies, Inc.                     IA        A2/A       5,457,213    1.38    1.13    70.4        0.6     0.91
             Circuit City Stores, Inc.                  OR        -/-        3,860,927    1.45    1.30    62.3       19.1     0.65
             Harris Teeter, Inc.                        NC        -/-        2,853,253    2.08    1.56    47.6        0.5     0.48
             Randall's Food Market, Inc.                TX       -/BBB       2,548,045    1.50    1.32    68.9        0.6     0.43
===================================================================================================================================
             RETAIL TOTAL                                                 $ 36,877,129    1.55x   1.30x   62.8%       9.8%    6.17%
===================================================================================================================================
Other        Home Depot                                 NJ      Aa3/AA-      2,466,284    2.48    1.90    36.3        0.4     0.41
===================================================================================================================================
TOTAL/                                                                    $188,411,833    1.62x   1.34x   59.8%      21.6%   31.5%
WEIGHTED
AVERAGE
===================================================================================================================================

o     Single tenant properties underwritten based on real estate fundamentals

o     Amortization reduces balloon LTV to 22%

MORGAN STANLEY DEAN WITTER

Notes
1.    Ratings obtained from Bloomberg.
2.    Rating of parent company AT&T.